Exhibit 10

                        CONSENT OF INDEPENDENT ACCOUNTANT

      I hereby consent to the use of my report, dated May 12, 1999, on the balance sheet of Cypost Corporation as of December 31, 1998 and for the related statements of operations, cash flows and shareholders' equity for the year ended December 31, 1998 and for the period from inception, September 5, 1997, to December 31, 1998.

      I hereby consent to the use of my report, dated January 18, 1998 on the balance sheet of Mushroom Innovations, Inc. dated as of December 31, 1997 and the related consolidated statements of operations, cash flows and shareholders' equity for the period from inception, February 11, 1997 to December 31, 1997.

      I hereby consent to the use of my report, dated January 18, 1998 on the balance sheet of Mushroom Innovations, Inc. dated as of August 31, 1997 and the related consolidated statements of operations, cash flows and shareholders' equity for the period from inception, February 11, 1997 to August 31, 1997.


                                                          Thomas P. Monahan

March __, 2000